EXHIBIT 10.90.7


                           GMAC COMMERCIAL CREDIT LLC
                           1290 Avenue of the Americas
                            New York, New York 10104

                                                                January 24, 2003

TARRANT APPAREL GROUP
TAG MEX, INC.
FASHION RESOURCE (TCL), INC.
UNITED APPAREL VENTURES, LLC
3151 East Washington Boulevard
Los Angeles, CA 90023

                        Re: AMENDMENT TO CREDIT AGREEMENT

Gentlemen:

         Reference is made to the Revolving Credit, Factoring and Security Agreement, dated as of January 21, 2000, by and among Tarrant Apparel Group ("Tarrant"), Tag Mex, Inc. ("Tag"), Fashion Resource (TCL), Inc. ("Fashion"), United Apparel Ventures, LLC ("United"; and together with Tarrant, Tag and Fashion, each, individually, a "Borrower" and collectively, the "Borrowers") and GMAC Commercial Credit LLC, as agent (as a lender and as successor in interest to Finova Capital Corporation and Sanwa Bank California, the "Agent"), and the Lenders from time to time parties thereto (as heretofore amended, and as the same now exists or may hereafter be amended, restated, renewed, replaced, substituted, supplemented, extended, or otherwise modified, the "Credit Agreement"). Borrowers have requested that Agent make certain amendments to the Credit Agreement and Agent has agreed to do so, subject to the terms and provisions set forth herein, all as more particularly set forth below.

         1. DEFINITIONS. All capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement.

         2. AMENDMENTS TO CREDIT AGREEMENT. Effective as of the date of this amendment, the Credit Agreement is hereby amended as follows:

         (a)      Section  1.2 of the  Credit  Agreement  is hereby  amended  by
                  adding   the   following   definitions   in  the   appropriate
                  alphabetical order:

                  ""PKT RECEIVABLES" means each account of any Borrower arising in the ordinary course of business from the sale of goods to PKT, Inc., PROVIDED, THAT, each such account (i) is assigned to Factor pursuant to Section 3 of this Agreement on or before January 31, 2003, (ii) is on payment terms not exceeding sixty
                  (60) days from the original invoice date, including dating, and (iii) is acceptable to Factor in its sole and absolute discretion. Notwithstanding anything to the contrary set forth herein, Borrowers and Factor hereby acknowledge, confirm and agree


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                  that Factor shall have neither the Credit Risk nor the risk of non-payment for any other reason on any PKT Receivable.

                  "PKT RECEIVABLE SUPPLEMENTAL AVAILABILITY" means for the period commencing on January 24, 2003 through and including March 31, 2003, an amount equal to the aggregate net face amount of all PKT Receivables outstanding from time to time LESS Factor's commission thereon, PROVIDED, THAT, in no event shall the PKT Receivable Supplemental Availability exceed Two Million ($2,000,000) Dollars. Notwithstanding anything to the contrary contained herein, Borrowers and Agent hereby acknowledge, confirm and agree that on April 1, 2003 and at all times thereafter the PKT Receivable Supplemental Availability shall be equal to Zero ($0) Dollars.

         (b) The definition of "Borrowing Base" appearing in Section 1.2 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "Borrowing Base" means the sum of:

                  (a) up to ninety percent (90%) of the Factor Payments Due, LESS reserves established by Agent from time to time in its sole and absolute discretion (in addition to, and not in limitation of the reserves established by Agent pursuant to subsection (g) of this definition); PLUS

                  (b) ninety percent (90%) of the balance due on Eligible Receivables; PLUS

                  (c) the lesser of (i) fifty percent (50%) of the value of Eligible Inventory located in the United States of America or (ii) Twenty-Five Million ($25,000,000) Dollars; PLUS

                  (d) fifty percent (50%) of the value of Eligible inventory which is in transit and is covered by a commercial letter of credit issued by the Issuer; PLUS

                  (e)      the Overadvance Limit; PLUS

                  (f) up to ninety percent (90%) of the PKT Receivable Supplemental Availability; LESS

                  (g) reserves. Reserves shall mean an excess dilution reserve in an amount equal to all amounts by which Dilution of Receivables exceeds ten percent (10%), rounded up to the nearest full percentage."


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


         (c)      The  definition of "Factor  Payments Due" appearing in Section
                  1.2 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "FACTOR PAYMENTS DUE" means at any date all amounts payable by Factor to Borrowers pursuant to Section 3.3 of this Agreement as of such date, OTHER THAN amounts payable in connection with PKT Receivables."

         (d) The first sentence of Section 10.2 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "Deliver to Agent (a) on or before Wednesday of each week as and for the immediately prior week, Inventory reports, and (b) on or before the fifteenth (15th) day of each month as and for the immediately prior month (i) accounts receivable aging, and
                  (ii) accounts payable schedules, all of which reports, agings and schedules shall be acceptable to Agent in its sole and absolute discretion."

         3. ACCOMMODATION FEE. In consideration of the accommodations set forth herein, Borrowers acknowledge, confirm and agree that Agent may charge and Borrowers shall pay an accommodation fee in the amount of Twenty-five Thousand ($25,000) Dollars, which accommodation fee shall be fully earned as of the date hereof, shall not be subject to refund, rebate or proration for any reason whatsoever, and may be charged by Agent to Borrowers as of the date hereof.

         4. CONDITION TO EFFECTIVENESS. The effectiveness of this amendment and the agreement of Agent to the modifications and amendments set forth in this amendment, are subject to the fulfillment of the following conditions precedent:

                  (a) Agent shall have received all fees and other amounts due and payable to Agent upon or prior to the effectiveness of this amendment.

                  (b) Each of the representations and warranties made by Borrowers in the Credit Agreement shall be true and correct in all material respects on and as of the date of this amendment; and

                  (c) No Event of Default shall have occurred and be continuing on the date of this amendment, or would exist after giving effect to the transactions contemplated under this amendment.


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


         5. NO OTHER MODIFICATIONS. Except as specifically set forth herein, no other amendments, changes or modifications to the Credit Agreement or the Other Documents are intended or implied, and, in all other respects, the Credit Agreement and the Other Documents shall continue to remain in full force and effect in accordance with their terms as of the date hereof. Except as specifically set forth herein, nothing contained herein shall evidence a waiver or amendment by the Agent of any other provisions of the Credit Agreement or the Other Documents nor shall anything contained herein be construed as a consent by the Agent to any transaction other than those specifically consented to herein.

         6. NO THIRD PARTY BENEFICIARIES. The terms and provisions of this amendment shall be for the benefit of the parties hereto and their respective successors and assigns; no other person, firm, entity or corporation shall have any right, benefit or interest under this amendment.

         7. COUNTERPARTS. This amendment may be signed in counterparts, each of which shall be an original and all of which taken together constitute one amendment. In making proof of this amendment, it shall not be necessary to produce or account for more than one counterpart signed by the party to be charged.

         8. MERGER. This amendment sets forth the entire agreement and understanding of the parties with respect to the matters set forth herein. This amendment cannot be changed, modified, amended or terminated except in a writing executed by the party to be charged.

                                         Very truly yours,

                                         GMAC COMMERCIAL CREDIT LLC

                                         By:
                                             -----------------------------------
                                         Title:
                                                --------------------------------
ACKNOWLEDGED AND AGREED:

TARRANT APPAREL GROUP

By:      /S/ PATRICK CHOW
         -----------------------
         Patrick Chow
Title:   CHIEF FINANCIAL OFFICER

TAG MEX, INC.

By:      /S/ PATRICK CHOW
         -----------------------
         Patrick Chow
Title:   CHIEF FINANCIAL OFFICER

                       [SIGNATURES CONTINUED ON NEXT PAGE]


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                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]


FASHION RERSOURCE (TCL), INC.

By:      /S/ PATRICK CHOW
         -----------------------
         Patrick Chow

Title:   CHIEF FINANCIAL OFFICER

UNITED APPAREL VENTURES, LLC

By:      /S WILFRED KALMAR
         ------------------------

Title:  Chief Financial Officer


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


LIMITED GUARANTY


TO:      GMAC COMMERCIAL CREDIT LLC

         Reference is made to the Revolving Credit, Factoring and Security Agreement, dated as of January 21, 2000, by and among Tarrant Apparel Group ("Tarrant"), Tag Mex, Inc. ("Tag"), Fashion Resource (TCL), Inc. ("Fashion"), United Apparel Ventures, LLC ("United"; and together with Tarrant, Tag and Fashion, each, individually, a "Borrower" and collectively, the "Borrowers") and GMAC Commercial Credit LLC, as agent (as a lender and as successor in interest to Finova Capital Corporation and Sanwa Bank California, the "Company"), and the Lenders from time to time parties thereto (as heretofore amended, and as the same now exists or may hereafter be amended, restated, renewed, replaced, substituted, supplemented, extended, or otherwise modified, the "Credit Agreement"). The undersigned hereby guarantees to Company and its successors and assigns, the prompt payment at maturity, or whenever they may become due in accordance with any of their terms of all now existing and hereafter arising liabilities, indebtedness and obligations of the Borrowers to the Company
(including "Obligations," as defined in the Credit Agreement), whenever and however arising or acquired by the Company, whether arising before, during or after the initial Term or any renewal Term of the Credit Agreement or after the commencement of any case with respect to the undersigned or any Borrower under the United States Bankruptcy Code or any similar statute (including, without limitation, the payment of interest, fees and other amounts which would accrue and become due but for the commencement of such case), whether direct or indirect, absolute or contingent (collectively, the "Obligations") and whether the same may now be or hereafter become due from any of the Borrowers or the executors, administrators, successors or assigns of any of the Borrowers, including the cost of protest and all legal expenses of or for collection, or for realization upon any collateral for the Obligations ("Collateral") or other guaranty. If this guaranty and/or any Obligation is placed with an attorney for collection, the undersigned further agrees to pay an attorney's fee of fifteen percent of any principal and interest due and demanded, which is hereby agreed to be just and reasonable and which shall be recoverable with the amount due under this guaranty.

         Demand of payment, presentment, protest and notice of dishonor or non-payment are hereby expressly waived, and if any of the Obligations are payable on demand, the Company may, in its sole and absolute discretion, determine the reasonableness of the period, if any, to elapse prior to the making of demand.

         The undersigned hereby consents and agrees that, without notice to or further assent from the undersigned, the time of payment of all or any of the Obligations, or any other provisions of the Obligations, may be extended, changed or modified, the parties thereto discharged, any or all Collateral released without obtaining other Collateral in substitution therefor, and any composition or settlement consummated and accepted, and that the undersigned will remain bound upon this guaranty notwithstanding one or more such extensions, changes, modifications, discharges, releases, compositions or settlements. The undersigned further consents and agrees that this guaranty shall not be impaired or otherwise affected by any failure to call for, take, hold, protect or perfect, continue the perfection of or enforce any security interest in or other lien upon,


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


any Collateral or by any failure to exercise, delay in the exercise, exercise or waiver of, or forbearance or other indulgence with respect to, any right or remedy available to the Company.

         The Company may also at any time in its discretion sell, assign, transfer and deliver the whole of the Collateral, or any part thereof, or any substitute therefor, or any additions thereto, at public or private sale, at any time or place selected by the Company, at such prices as it may deem best and either for cash or for credit or future delivery, at the option of the Company, without either demand, advertisement or notice of any kind to the undersigned, which are hereby expressly waived.

         The undersigned assigns, pledges and grants a security interest to the Company in any money or property belonging to the undersigned at any time in the possession of the Company or in the possession of any parent, affiliate or subsidiary of the Company (hereinafter called a "Related Company"), including any deposit balances and all property held by the Company or a Related Company for any purpose including safekeeping, custody, transmission, collection, or pledge, and all proceeds of the foregoing, as security for the performance by the undersigned of the obligations under this guaranty, whether due or not, with full power and authority to apply any such money, property and proceeds to the extinguishment of any such obligations and to sell, enforce, collect or otherwise realize on said money, property or proceeds in accordance with applicable law.

         The undersigned agrees that the Company is not to be obligated in any manner to inquire into the powers of the Borrowers, or their successors, their directors, officers, or agents, acting or purporting to act on their behalf, and any liabilities purporting to be contracted for the Borrowers, or their successors, by their directors, officers, or agents, in the professed exercise of such powers, shall be deemed to form a part of the liabilities guaranteed hereunder even though the incurrence of such liabilities be in excess of the powers of the Borrowers, their successors, or their directors, officers, or agents aforesaid, or shall be in any way irregular, defective or informal.

         The liability of the undersigned on this guaranty shall be direct, immediate, absolute, continuing, unconditional, unlimited and shall at all times be valid and enforceable irrespective of any other agreements or circumstances of any nature whatsoever which might otherwise constitute a defense hereto. Such liability shall not be conditional or contingent upon the pursuit by the Company of whatever remedies it may have against the Borrowers' successors, executors, administrators or assigns, or the security or liens it may possess, and this guaranty shall be and shall be construed as being and intended to be, a continuing guaranty of the payment of any and all Obligations either made, endorsed or contracted by the Borrowers, or any successor of the Borrowers, prior to the receipt by the Company of written notice of the revocation of this guaranty by the undersigned, and of all extensions or renewals thereof in whole or in part and notwithstanding the death of, or the revocation of this guaranty by, the undersigned guarantor, the liability of the guarantor so revoking and of the estate of the guarantor who dies shall continue as to Obligations incurred or contracted by the Borrowers, or any successor of the Borrowers, prior to such revocation or death and as to all extensions and renewals thereof, in whole or in part.


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


         If any payment of the Obligations is made by or for the benefit of the Borrowers and is repaid by the Company to the Borrowers or any other party pursuant to any federal, state or other law, including those relating to bankruptcy, insolvency, preference or fraudulent transfer, then to the extent of such repayment, the liability of the undersigned with respect to such Obligation shall continue in full force and effect. The undersigned agrees that if the Company gives to the undersigned written notice of the institution of any action or proceeding, legal or otherwise between the Company and any of the Borrowers, the undersigned shall be conclusively bound by the adjudication in any such legal or other proceeding, or by any judgment or award decree entered therein.

         Until such time as the Obligations have been fully and indefeasibly paid, the undersigned waives any claim or other right which the undersigned may now have or hereafter acquire against any of the Borrowers or any other person that is primarily or contingently liable on any obligation that arises from the existence or performance of the undersigned's obligations under this guaranty, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, or indemnification.

         The undersigned also waives the right to assert in any action or proceeding upon this guaranty any defenses, offsets or counterclaims which the undersigned may now or hereafter have. This guaranty shall be governed by and construed and interpreted in accordance with the laws of the State of New York (without giving effect to New York law on conflicts of law). All actions and proceedings arising out of or in connection with this guaranty, the Credit
Agreement and/or any transactions relating hereto and thereto, including, without limitation, for recognition or enforcement of any judgment, may be brought in the federal or state courts of the State of New York or, at the Company's option, in any other courts as the Company may select and the undersigned agrees that such courts are convenient forums and the undersigned unconditionally and irrevocably submits, for the undersigned and its property, to the nonexclusive personal jurisdiction of such courts. The undersigned agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. The undersigned additional hereby waives: (a) personal service of process and consents that service of process upon the undersigned may be made by certified or registered mail, return receipt requested, directly to the undersigned at the address of the undersigned appearing below and service so made shall be deemed completed two (2) days after the same shall have been so mailed; (b) any claim that the undersigned is not personally subject to the jurisdiction of the above named courts; and (c) notice of the acceptance of this guaranty. This guaranty cannot be altered or discharged orally.

         The continuing liability of the undersigned hereunder is in addition to, and not in limitation of, the undersigned's liability under that certain Guaranty date March 2, 2001 executed by the undersigned in favor of the Company.

         THE UNDERSIGNED WAIVES THE RIGHT TO TRIAL BY JURY IN ALL ACTIONS BROUGHT BY OR AGAINST THE COMPANY.

         The continuing liability of the undersigned hereunder shall not exceed the sum of (a) the lesser of: (i) Two Million ($2,000,000) Dollars or (ii) the PKT Receivable Supplemental Availability (as defined in the Credit Agreement), [PLUS (b) interest thereon at the Default Rate (as defined under the Credit Agreement)] PLUS (c) any and all costs, fees and expenses of collection hereunder, including without limitation, attorneys' fees and expenses. In addition to and not in limitation of the foregoing, the Company shall have the right to make demand upon the undersigned hereunder and the undersigned shall be directly and unconditionally liable for and obligated to pay to the Company, the gross face amount of any PKT Receivable that remains


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


unpaid for any reason longer than sixty (60) days after the original invoice date of such PKT Receivable.

         IN WITNESS WHEREOF, the undersigned has duly executed these presents this 24th day of January, 2003.



  /S/ GERARD GUEZ
-----------------------------
GERARD GUEZ
3151 E. Washington Blvd.
Los Angeles, California 90023


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STATE OF CALIFORNIA        )
                           ) SS.
COUNTY OF LOS ANGELES      )

         On this 24th day of January, 2003, before me personally appeared Gerard Guez to me known and known to me to be the individual described in and who executed the foregoing instrument and that such individual duly acknowledged to me that such individual executed same.



                                                        /S/ ANTONIO SILVA
                                                      --------------------------
                                                      Notary Public